UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2013

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction of	(IRS Employer Identification No.)

117 Calle de Los Molinos, San Clemente, CA	92672
(Address of principal executive offices)	(Zip Code)

(949) 542-6668

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 19, 2013, the Board of Directors and a majority of the Company’s stockholders approved the proposal to increase the number of shares of capital stock that the Company is authorized to issue to 750,000,000.

On October 8, 2013, the Company filed a Certificate of Amendment to the Articles of Incorporation with the state of Nevada to increase the total authorized capital from 75,000,000 shares of common stock, par value $0.001, to 750,000,000 shares consisting of 730,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001 (the "Increase in Authorized Capital"). The foregoing description of the Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description	Location
3.4	Certificate of Amendment to the Articles of Incorporation	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONSTER ARTS INC. Registrant
Date: October 11, 2013
/s/ Wayne Irving II
Name: Wayne Irving II
Title: CEO and Director

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